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                                                                   EXHIBIT 23.1







                          Independent Auditors' Consent

The Board of Directors
Matria Healthcare, Inc.:

We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.


/s/ KPMG LLP


Atlanta, Georgia
June 20, 2002